Net Loss Per Share (Details) - Schedule of computation of basic and diluted net loss per share - EQRx, INC. [Member] - USD ($) $ / shares in Units, $ in Thousands	4 Months Ended	9 Months Ended		12 Months Ended
	Dec. 31, 2019	Sep. 30, 2021	Sep. 30, 2020	Dec. 31, 2020
Net Loss Per Share (Details) - Schedule of computation of basic and diluted net loss per share [Line Items]
Net loss	$ (8,508)	$ (101,233)	$ (72,370)	$ (249,983)
Weighted average common shares outstanding, basic and diluted	4,264,435	38,332,938	23,730,386	25,486,021
Net loss per share, basic and diluted	$ (2)	$ (2.64)	$ (3.05)	$ (9.81)